                                         Registration Nos. 33-50434 and 811-7084
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. __
    Post-Effective Amendment No.  10                                          X
                                                                             ---

                                     AND/OR

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
    Amendment No.  11                                                         X
                                                                             ---

                             THE LEGENDS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                             515 West Market Street
                           Louisville, Kentucky 40202
        (Address of Registrant's Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-800-325-8583

                                                         Copies to:
         Kevin L. Howard, Esq.                     Joel H. Goldberg, Esq.
        515 West Market Street              Swidler Berlin Shereff Friedman, LLP
         Louisville, KY  40202                        919 Third Avenue
(Name and Address of Agent for Service)          New York, New York  10022




                             ----------------------

It is proposed that this filing will become effective (check appropriate box):

     ___ immediately upon filing pursuant to paragraph (b)
     ___ on (date) pursuant to paragraph (b)
     ___ 60 days after filing pursuant to paragraph (a)(1)
      X  on November 1, 1999 pursuant to paragraph (a)(1)
     ---
     ___ 75 days after filing pursuant to paragraph (a)(2)
     ___ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS

                             THE LEGENDS FUND, INC.

                                NOVEMBER 1, 1999



The Legends Fund, Inc. (the FUND) is an open-end management investment company with four portfolios (together "Portfolios," and individually "Portfolio") available for investment. Shares of the Fund are currently sold only to separate accounts of Integrity Life Insurance Company and National Integrity Life Insurance Company as an investment option for variable annuity contracts. The Fund's current Portfolios are:



     -    Harris Bretall Sullivan & Smith Equity Growth Portfolio
     -    Scudder Kemper Value Portfolio
     -    Zweig Asset Allocation Portfolio
     -    Zweig Equity (Small Cap) Portfolio



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

Section 1
RISK/RETURN SUMMARY.......................................................................
Investment Objective and Strategy.........................................................
Principal Risks...........................................................................
Year 2000.................................................................................

Section 2
THE FUND..................................................................................
Investment Objectives, Principal Investment Strategies and Related Risks..................
Harris Bretall Sullivan & Smith Equity Growth Portfolio...................................
Scudder Kemper Value Portfolio............................................................
Zweig Asset Allocation Portfolio..........................................................
Zweig Equity (Small Cap) Portfolio........................................................
Risks.....................................................................................

Section 3
PERFORMANCE...............................................................................

Section 4
MANAGEMENT OF THE FUND....................................................................
The Manager, Sub-Adivsers and Distributor.................................................
Management Fees...........................................................................
Expenses..................................................................................

Section 5
SHAREHOLDER INFORMATION...................................................................
Purchase and Redemption of Shares.........................................................
Valuation of Shares.......................................................................
Dividends and Distribution................................................................
Tax Consequences of Investing in the Fund.................................................

FINANCIAL HIGHLIGHTS......................................................................

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE HAVE NOT AUTHORIZED ANYONE TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SECTION 1 - RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES AND STRATEGIES


The four Portfolios of the Fund and a description of their objectives and principal investment strategies are listed below. The Fund's Board of Directors may add Portfolios at any time. We can't guarantee that a Portfolio will achieve its investment objective.



HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks of established companies with proven records of superior and consistent earnings growth.



SCUDDER KEMPER VALUE PORTFOLIO seeks primarily long-term capital appreciation with a secondary objective of current income. It invests primarily in equity securities considered by its sub-adviser to be undervalued.



ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in blue chip stocks included in the S&P 500 that have a minimum of $400 million market capitalization.



ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation. It invests primarily in small company stocks, which are stocks that have a market capitalization between $250 million and $1.5 billion.


PRINCIPAL RISKS


An investment in each of the Portfolios carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if an issuer of a stock in a Portfolio becomes financially impaired or if the stock market as a whole declines. Because most of the investments are in common stocks, there is also the inherent risk that holders of common stock are generally behind creditors and holders of preferred stock for payment in the event of the bankruptcy of a stock issuer.



The Fund is intended for investors who are looking for long-term, steady growth of assets.


ANNUAL RETURNS


The following bar charts and table illustrate some of the risks of investing in each Portfolio by showing the changes in the returns experienced by the Portfolios from calendar year to calendar year and by showing how each Portfolio's average annual total returns compare with those of a broad measure of market performance. Of course, past performance of any fund isn't an indication of how it will perform in the future.



For the calendar years shown in the bar chart, the highest and lowest returns for a quarter for each Portfolio were: Harris Bretall Sullivan & Smith Equity Growth Portfolio: highest quarter: 4th quarter 1998 34.54%; lowest quarter: 3rd quarter 1998 (13.12%); Scudder Kemper Value Portfolio: highest quarter: 4th quarter 1998 16.34%; lowest quarter: 3rd quarter 1998 (7.47%); Zweig Asset Allocation Portfolio: highest quarter: 4th quarter 1998 13.16%; lowest quarter, 3rd quarter 1998 (19.31%); Zweig Equity (Small Cap) Portfolio: highest quarter:
4th quarter 1998 13.20%; lowest quarter: 3rd quarter 1998 ( 18.90%).

         AVERAGE ANNUAL TOTAL RETURN

             HARRIS BRETAIL
              EQUITY GROWTH           S&P 500
              -------------           -------
1993              -1.38                 7.06
1994               2.64                -1.54
1995              29.93                34.11
1996              12.41                20.26
1997              32.92                31.01
1998              33.83                26.67





         AVERAGE ANNUAL TOTAL RETURN

           SCUDDER KEMPER VALUE       S&P 500
           --------------------       -------
1993               4.86                 7.06
1994              -2.07                -1.54
1995              43.65                34.11
1996              22.78                20.26
1997              28.71                31.01
1998              16.79                26.67

         AVERAGE ANNUAL TOTAL RETURN

               ZWEIG EQUITY         VALUE LINE
               (SMALL CAP)        GEOMETRIC INDEX
               ------------       ---------------
1993                  0                10.72
1994              -1.97                -6.01
1995              19.54                19.29
1996              16.87                13.38
1997              23.42                21.06
1998              -1.94                -3.79





        AVERAGE ANNUAL TOTAL RETURN

              ZWEIG ASSET
               ALLOCATION             S&P 500
               ----------             -------
1993                  0                 7.06
1994              -0.92                -1.54
1995              19.75                34.11
1996              13.32                20.26
1997               20.3                31.01
1998              -3.39                26.67






Total return for the period from 1/1/99 through 9/30/99 was __%, __%, __% and __% for the Harris Bretall Sullivan & Smith Equity Growth Portfolio, Scudder Kemper Value Portfolio, Zweig Asset Allocation Portfolio and Zweig Equity (Small
Cap) Portfolio, respectively.


AVERAGE ANNUAL TOTAL RETURNS

For the period ending 12/31/98

     Portfolio                                   1Year          3 Year           5 Year          Since
                                                                                               Inception*
     Harris Bretall Sullivan & Smith
     Equity Growth Portfolio                    33.34%          29.70%           27.07%          18.99%

     Scudder Kemper Value Portfolio             16.48%          23.21%           23.16%          19.95%

     Zweig Asset Allocation Portfolio           -5.02%           9.98%           10.50%          11.41%

     Zweig Equity (Small Cap) Portfolio         -10.47%          9.05%           10.60%          11.46%

     S&P 500**                                  21.07%          26.97%           25.31%          18.6%

     Value Line Geometric Index***              -2.29%           9.55%           11.12%           8.9%


* Inception dates for funds: Harris Bretall Sullivan & Smith - December 8, 1992; Scudder Kemper Value - December 14, 1992; Zweig Asset Allocation - December 14, 1992; Zweig Equity (Small Cap) - December 14, 1992.

** The S&P 500 is the Standard & Poor's Composite Stock Price Index, a recognized unmanaged index of common stock prices, and is the benchmark for the Harris Bretall Sullivan & Smith Equity Growth Portfolio, Scudder Kemper Value Portfolio and Zweig Asset Allocation Portfolio.

*** The ValueLine Geometric Index is equally weighted and geometrically averaged based on the price change of each of the index's 1650 component stocks from the previous day's close, and is the benchmark for the Zweig Equity (Small Cap) Portfolio.

--------------

The Portfolios' past performance does not necessarily indicate how they will perform in the future.

YEAR 2000

Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year 2000 as 1900, which could cause them to malfunction. We are evaluating, on an ongoing basis, the computer systems upon which the Fund relies and the systems of other companies on which we rely to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on the Fund's business operations. While we feel confident that this process will be smooth, we can't guarantee that there won't be some Year 2000 problems experienced by our systems, and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems. In addition, we can't guarantee that the systems of the companies in which the Portfolios invest won't experience Year 2000 problems, which could have a negative impact on the Portfolios' returns.

SECTION 2 - THE FUND

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS
Set forth below is a description of each Portfolio's investment objective and a discussion of how the Portfolio intends to achieve that objective.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital growth. This Portfolio invests primarily in stocks of established companies with proven records of superior and consistent earnings growth. Its benchmark is the S&P 500. In selecting equity securities for this Portfolio, the Sub-Adviser looks for successful companies that have exhibited superior growth in revenues and earnings, strong product lines and proven management ability over a variety of business cycles.

The Portfolio may invest all or a portion of its assets in cash and cash equivalents if the Sub-Adviser considers the securities markets to be overvalued. When the Sub-Adviser believes unusual circumstances warrant a defensive posture, the Portfolio may temporarily invest all of its assets in cash, U.S. Government securities or money market instruments, including repurchase agreements.

SCUDDER KEMPER VALUE PORTFOLIO seeks long-term capital appreciation, with current income as its secondary objective. Its benchmark is the S&P 500. This Portfolio primarily invests in a diversified portfolio of the stocks of large U.S. companies that the Sub-Adviser believes to be undervalued, or have a low price to earnings ratio. These companies usually have a minimum market capitalization of $1 billion. The Sub-Adviser looks for investments with the following attributes:

   -    low price-to-earnings ratios       -    dividend yields above the market average
   -    low price-to-book ratios           -    sound finances
   -    low price-to-cash flow ratios      -    perceived intrinsic value

The Portfolio may invest 25% or more of its total assets in one or more market sectors, including the financial services and consumer products sectors.

During periods when the Sub-Adviser believe that the market for equity securities warrants a defensive posture, the Portfolio may invest in U.S. Government securities and other high-grade, short-term money market instruments, including repurchase agreements. The Portfolio may also buy and sell stock index futures contracts and index options. The Portfolio will invest in stock index futures contracts and index options only for the purpose of hedging against changes resulting from market conditions in the values of the securities held by the Portfolio or securities which it intends to buy or sell where those transactions are appropriate for the reduction of risks inherent in the ongoing management of the Portfolio.


ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation and, to a lesser extent, dividend income, while reducing portfolio exposure to market risk. Its benchmark is the S&P 500. The Portfolio usually invests equally among stocks selected for their growth characteristics and those chosen for their income characteristics. The Sub-Adviser uses a computer-driven stock selection model that ranks approximately 1,400 of the most liquid stocks as determined by the Sub-Adviser by various measures, including earnings, relative valuation, changes in analysts' earnings estimates, and based on those rankings, chooses up to 300 stocks for the Portfolio. The stock selection model may change or be replaced by a different model intended to achieve the Portfolio's investment objective. In the event of a material change to the stock selection model, shareholders will be notified.

This Portfolio may invest up to 15% of its net assets in foreign securities publicly traded in the United States and in ADRs, which are U.S. dollar denominated receipts generally issued by domestic banks and representing the deposit of a foreign issuer.

This Portfolio may invest in options and futures contracts. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. The purchase of futures or call options on those futures can serve as a long hedge, and the sale of futures or the purchase of put options on those futures can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices. If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation while striving to limit exposure to market risk. Its benchmark is the Value Line Geometric Index. Under normal circumstances, the Portfolio will invest primarily in small-company stocks with market capitalizations between $250 million and $1.5 billion, but may have some of its assets invested in larger company stocks.

This Portfolio may use stock index futures or options to increase or decrease market exposure, or to eliminate market exposure and will invest in high quality money market securities, repurchase agreements, and U.S. Government securities following the Sub-Adviser's risk management strategies.

This Portfolio may invest up to 15% of its net assets in foreign securities publicly traded in the United States and in ADRs, which are U.S. dollar denominated receipts generally issued by domestic banks and representing the deposit of a foreign issuer.

PRINCIPAL INVESTMENT RISKS

Securities held in the Portfolios, their share price and returns are subject to fluctuation. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. In addition, it may take a substantial period of time before stocks in the Portfolio realize their growth potential.

An investment in the stock of a company represents ownership in that company. Therefore, the Portfolios participate in the successes and failures of the companies in which they hold stock.

Some of the Portfolios may invest in certain industry sectors, for example, the financial industries sector or the healthcare sector. Financial, economic, business and other developments affecting issuers in those sectors may have a greater effect on those portfolios than if they had not focused their assets in a particular sector. Fundamental investment policies, however, prohibit investing more than 25% of net assets in any one industry.

The Scudder Kemper Portfolio uses a "value investment" strategy. The determination that a stock is undervalued is subjective and the price may not rise to the potential the investment manager believes it to have. However, the downside risk with value stocks may be less than with other stocks since those stocks are already, in theory, underpriced.

The Zweig Portfolios may invest in a small number of foreign securities. Investing in foreign securities involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investors should note foreign investments pose added risks, such as currency fluctuation and political and economic uncertainty. Other risks of investing in foreign securities include limited information, higher brokerage costs, different accounting standards and thinner trading markets compared to U.S. markets.

The Zweig Equity (Small Cap) Portfolio invests primarily in small company stocks. Small company stocks historically have had greater price volatility, less liquidity and increased competitive threat than those of larger companies.

Growth stocks, such as those in the Harris Bretall Sullivan & Smith Equity Growth Portfolio, are subject to greater price volatility than value stocks and may take a long time to reach their growth potential. They are more suitable for long term investors.

OTHER INVESTMENTS

Each Portfolio may purchase U.S. Government securities, which are obligation of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; mortgage-backed securities, which are instruments that pay investors a share of interest and principal payments from an underlying pool of fixed or adjustable rate mortgages; repurchase agreements, under which a bank or broker dealer agrees to sell a security to the Portfolio and then repurchase it at a mutually agreed-upon price and time; illiquid securities (up to 10% of its net assets or 15% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio), including securities the disposition of which may be restricted and securities that are not readily marketable. Each Portfolio may also lend securities (up to 10% of its total assets or 33-1/3% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio); and borrow money (up to 10% of its total assets or 20% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio. The Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio each may borrow for investment purposes, which is the speculative technique known as leveraging, which exaggerates the effect of any increase or decrease in the market value of the Portfolio's investments; engage in short sales, which are the sales of securities the Portfolio does not own in anticipation of a decline in the market price; and purchase warrants (up to 5% of that Portfolio's net assets (other than those attached to other securities)), which are options to purchase stock at a mutually agree-upon price for a specific time period.

SECTION 3 - PERFORMANCE

The Fund may, from time to time, calculate the yield or the total return of the Portfolios and may include that information in reports to shareholders. Performance information should be considered in light of each Portfolio's investment objectives and policies, characteristics and quality of the investment portfolios, and the market conditions during the given time period, and shouldn't be considered a representation of what may be achieved in the future.

Performance information for the Portfolios is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting The Legends Fund, Inc. by telephone at 1-800-325-8583 or by mail at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202.

For a description of the methods used to determine yield and total return for the Portfolios, see the Statement of Additional Information, which is also available free of charge by contacting the Fund.

SECTION 4 - MANAGEMENT OF THE FUND

THE MANAGER, SUB-ADVISERS AND DISTRIBUTOR

Under Maryland law and the Fund's Articles of Incorporation and by-laws, the business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.


INTEGRITY CAPITAL ADVISORS, INC., 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, (MANAGER) serves as investment manager to all the Portfolios of the Fund. ARM Financial Group, Inc. (ARM), the parent of the Manager, is a financial services company that provides retail products and services to the long-term savings and retirement market. At June 30, 1999, ARM had $10.4 billion in assets under management and the Manager had investments totaling approximately $192 million under management and fiduciary control.






HARRIS BRETALL SULLIVAN & SMITH, LLC, One Sansome Street, Suite 3300, San Francisco, California 94104, serves as the Sub-Adviser to the Harris Bretall Sullivan & Smith Equity Growth Portfolio. Harris Bretall Sullivan & Smith was founded in 1971 and is owned by individual partners of the firm and Value Asset Management of Westport, CT. The firm provides investment management services to institutions and high-net worth individuals. At June 30, 1999, Harris Bretall Sullivan & Smith has assets under management of approximately $4 billion.



Joseph Calderazzo, the portfolio manager for the Harris Bretall Sullivan & Smith Equity Growth Portfolio, is Senior Vice President, Portfolio Manager and a member of the investment committee at Harris Bretall Sullivan & Smith. He joined Harris Bretall Sullivan & Smith in 1990 and has been responsible for the day-to-day management of the Portfolio since 1994. Mr. Calderazzo is also the firm's analyst for Political and Governmental Affairs.



SCUDDER KEMPER INVESTMENTS, INC., 345 Park Avenue, New York, NY 10154, serves as the Sub-Adviser to the Scudder Kemper Value Portfolio. Scudder Kemper Investments is one of the largest investment management organizations worldwide. As of June 30, 1999, it managed more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients and private family and individual accounts.



Frederick L. Gaskin, the portfolio manager for the Portfolio, has been managing the Portfolio since 1997 and has been with Scudder Kemper since 1996. Prior to joining Scudder Kemper, Mr. Gaskin was a portfolio manager for a bank for 10 years.



ZWEIG/GLASER ADVISERS, 900 Third Avenue, New York, New York 10022, serves as the Sub-Adviser for the Zweig Asset Allocation Portfolio and Zweig Equity (Small
Cap) Portfolio. Zweig/Glaser is a subsidiary of Phoenix Investment Partners. Phoenix is one of the largest publicly traded money management firms in the United States. Headquartered in Hartford, Connecticut, Phoenix managed approximately $50 billion in assets as of June 30, 1999.



Dr. Martin Zweig, who determines the asset allocation strategy for each Portfolio, and David Katzen, who serves as portfolio manager for each Portfolio, are primarily responsible for the day-to-day management of the Zweig Asset Allocation and Zweig Equity (Small Cap) Portfolios. Dr. Zweig has provided investment advisory and portfolio management services for over 27 years. Mr. Katzen has over nine years experience with the Zweig organization. Together, Dr. Zweig and Mr. Katzen have managed these Portfolios since their inception.



MANAGEMENT FEES



Each Portfolio pays the Manager a fee based on an annual percentage of the average daily net assets of that Portfolio. The management fees are taken from the assets of each Portfolio and paid monthly, but are accrued daily for purposes of determining the value of a share of each Portfolio on each day the NYSE is open for trading. For the services provided to each of the Portfolios, the Manager (not the Fund) pays each Sub-Adviser a monthly fee based on an annual percentage of the average daily net assets of the respective Portfolio. The annual percentage of average daily net assets payable by each Portfolio to the Manager and by the Manager to each Sub-Adviser is shown below. The fees paid by some of the Portfolios may be higher than those paid by other investment companies.

                                                                                 Annual Percentage
                                                                                  of Average Net
                                                  Annual Percentage of            Assets Paid By
                                               Average Net Assets Paid By         the Manager to
                                                Portfolio to the Manager          The Sub-Adviser
                                                ------------------------          ---------------
Harris Bretall Sullivan & Smith Equity
  Growth Portfolio                                        .65%                         .40%

Scudder Kemper Value Portfolio                            .65%                         .40%

Zweig Asset Allocation Portfolio                          .90%                         .65%

Zweig Equity (Small Cap) Portfolio                       1.05%                         .80%


The Manager voluntarily limits the expenses of each Portfolio, other than for brokerage commissions and the management fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager can withdraw or modify its policy of expense reimbursement for the Portfolios. The Manager has also agreed to reimburse the Portfolios on a pro rata basis to the extent that the total expenses of a Portfolio in a given year (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed any applicable state expense limitations.


ARM Securities Corporation (ARM SECURITIES), a wholly owned subsidiary of ARM, acts as distributor of the Portfolios' shares without compensation from the Fund or the Portfolios. ARM Securities is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ARM Securities' address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

SECTION 5 - SHAREHOLDER INFORMATION



PURCHASE AND REDEMPTION OF SHARES



Shares of the Fund are sold only to Separate Account II of Integrity Life Insurance Company and Separate Account II of National Integrity Life Insurance Company in connection with certain variable annuity contracts they issue. Some Portfolios may not be available in certain states due to applicable state insurance laws and regulations, and not all Portfolios may be available for all contracts issued by Integrity Life Insurance Company and National Integrity Life Insurance Company. Purchases and sales will be based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the contracts. Shares will be purchased or sold at their respective net asset values, determined as of the close of trading (generally 4:00 p.m., Eastern Time) on any day the NYSE is open for trading. Payment for redemptions is made by the Fund within seven days. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.



The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment under certain circumstances.



VALUATION OF SHARES



The net asset value for the shares of each Portfolio is determined on each day the NYSE is open for trading. The NYSE is closed and the Portfolios won't be priced on national holidays. The net assets of each Portfolio are valued as of the close of business on the NYSE, which is generally 4:00 p.m. Eastern Time. Each Portfolio's net asset value per share is calculated separately.



Net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings that are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Any securities or other assets for which market quotations aren't readily available are valued at fair market value under the direction of the Board of Directors. Bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that those prices reflect the fair market value of those securities. Money market instruments are valued at market value.



DIVIDENDS AND DISTRIBUTIONS



All dividend and capital gain distributions will automatically be reinvested in additional shares at net asset value.



TAX CONSEQUENCES OF INVESTING IN THE FUND



Shares of the Fund are held under the terms of a variable annuity contract. Under current tax law, interest income, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract. Variable annuity contract holders should refer to the discussion concerning tax matters in the prospectus of their variable annuity contract.



Because every investor's situation is unique, please consult a tax adviser about federal, state and local tax consequences of your variable annuity contract's investment in the Fund.

                              FINANCIAL HIGHLIGHTS




The financial highlights presented for the five years ended June 30, 1999, 1998, 1997, 1996, and 1995 have been audited by Ernst & Young, LLP, independent auditors for the Fund, and the financial statements of the Fund, along with the corresponding reports of Ernst & Young, LLP, are set forth in the SAI. Per share information is for a share of capital stock outstanding throughout the respective fiscal period.




The financial highlights information pertains to the Portfolios of the Fund and doesn't reflect charges related to Integrity Life Insurance Company Separate Account II or National Integrity Life Insurance Company Separate Account II. You should refer to the appropriate Separate Account prospectus for additional information regarding those charges.

             Harris Bretall Sullivan & Smith Equity Growth Portfolio
                              Financial Highlights

                                                                                                                   Inception *
                                                 YEAR ENDED JUNE 30,                                                 through
                                                                                                                     June 30,
                                            1999        1998        1997        1996         1995        1994          1993
                                            ----        ----        ----        ----         ----        ----          ----
       SELECTED PER SHARE DATA

Net asset value beginning of period
                                          $21.11       $17.53      $14.49      $12.85        $9.36       $9.71        $10.00

Income from investment operations:
Net investment income (loss)
                                           (0.06)      (d)           0.02      (d)            0.01       (0.02)(c)     --

Net realized and unrealized gain
(loss) on investments                       7.17         4.90        4.13        1.74         3.48       (0.33)        (0.29)

Total from investment operations            7.11         4.90        4.15        1.74         3.49       (0.35)        (0.29)

Less distributions:

    From net investment income             --           (0.02)     (d)          (0.01)       --          --            --

    From net realized gain                 (2.22)       (1.30)      (1.11)      (0.09)       --          --            --

       Total distributions                 (2.22)       (1.32)      (1.11)      (0.10)       --          --            --

Net asset value, end of period            $26.00       $21.11      $17.53      $14.49       $12.85       $9.36         $9.71

TOTAL RETURN (a)                           35.19%       29.11%      30.23%      13.59%       37.29%      (3.60%)       (5.16%)

RATIOS AND SUPPLEMENTAL DATA (b)
Net assets, end of period (in
thousands)                               $55,428      $37,662     $28,815     $23,810      $16,393     $10,693        $5,143

Ratio of expenses to average net
assets                                      0.96%        0.95%       1.03%       1.04%        1.05%       1.29%         1.34%

Ratio of net investment income (loss)
to average net assets                      (0.29%)      (0.01%)      0.14%       0.03%        0.13%      (0.17%)       (0.06%)

Ratio of expenses to average net
assets before voluntary expense
reimbursement                               0.96%        0.95%       1.03%       1.04%        1.05%       1.29%         3.52%

Ratio of net investment income (loss)
to average net assets before
voluntary expense reimbursement            (0.29%)      (0.01%)      0.14%       0.03%        0.13%      (0.17%)       (1.94%)

Portfolio turnover rate                       27%          57%         46%         58%          31%         38%            6%

Average commission paid per equity
share traded (e)                        $0.04595      $0.0600     $0.0600        --          --          --             --


* Inception Date was December 8, 1992
(a)  Total returns for periods of less than one year are not annualized.

(b)  Data expressed as a percentage are annualized as appropriate.
(c) Net investment income (loss) per share has been calculated using the weighted monthly average number of shares outstanding.
(d)  Less than $0.01 per share.
(e) Disclosure required for fiscal years beginning after September 1995.

                         Scudder Kemper Value Portfolio
                              Financial Highlights

                                                                                                                    Inception *
                                                 YEAR ENDED JUNE 30,                                                 through
                                                                                                                     June 30,
                                            1999        1998        1997         1996        1995        1994          1993
                                            ----        ----        ----         ----        ----        ----          ----
       SELECTED PER SHARE DATA

Net asset value, beginning of period
                                          $21.02       $20.63       $16.17      $12.59      $10.66      $10.45        $10.00

Income from investment operations:
Net investment income (loss)
                                            0.33         0.26         0.26        0.18        0.26        0.12          0.11

Net realized and unrealized gain
(loss) on investments                       3.22         4.08         5.04        3.70        1.85        0.17          0.34

Total from investment operations            3.55         4.34         5.30        3.88        2.11        0.29          0.45

Less distributions:

    From net investment income             (0.28)       (0.26)       (0.19)      (0.19)      (0.14)      (0.08)         --

    From net realized gain                 (2.23)       (3.69)       (0.65)      (0.11)      (0.04)       --            --

       Total distributions                 (2.51)       (3.95)       (0.84)      (0.30)      (0.18)      (0.08)         --

Net asset value, end of period            $22.06       $21.02       $20.63      $16.17      $12.59      $10.66        $10.45

TOTAL RETURN (a)                           18.09%       23.36%       33.78%      31.22%      19.98%       2.80%         8.25%

RATIOS AND SUPPLEMENTAL DATA (b)
Net assets, end of period (in
thousands)                               $50,169      $46,436      $30,930     $19,705     $10,877       8,952        $1,671

Ratio of expenses to average net
assets                                      0.96%        0.94%        1.05%       1.06%       1.13%       1.40%         1.24%

Ratio of net investment income (loss)
to average net assets                       1.56%        1.58%        1.62%       1.65%       1.98%       1.98%         2.00%

Ratio of expenses to average net
assets before voluntary expense
reimbursement                               0.96%        0.94%        1.05%       1.07%       1.13%       1.61%         8.43%

Ratio of net investment income (loss)
to average net assets before
voluntary expense reimbursement             1.56%        1.58%        1.62%       1.64%       1.98%       1.76%        (1.49%)

Portfolio turnover rate                       50%          57%          88%         18%         29%          9%            5%

Average commission paid per equity
share traded (c)                        $0.04552      $0.0501      $0.0512        --          --          --           --


* Inception date was December 14, 1992
(a)  Total returns for periods of less than one year are not annualized.

(b)  Data expressed as a percentage are annualized as appropriate.
(c)  Disclosure required for fiscal years beginning after September 1, 1995.

                        Zweig Asset Allocation Portfolio
                              Financial Highlights

                                                                                                                  Inception *
                                              YEAR ENDED JUNE 30,                                                   through
                                                                                                                    June 30,
                                            1999         1998         1997       1996        1995        1994         1993
                                            ----         ----         ----       ----        ----        ----         ----
       SELECTED PER SHARE DATA

Net asset value, beginning of period
                                           $17.56        $14.63       $14.11     $13.02      $11.44      $10.81       $10.00

Income from investment operations:
Net investment income (loss)
                                             0.21          0.14         0.19       0.21        0.33        0.10         0.08

Net realized and unrealized gain
(loss) on investments                       (1.04)         2.97         2.20       1.21        1.33        0.58         0.73

Total from investment operations            (0.83)         3.11         2.39       1.42        1.66        0.68         0.81

Less distributions:

    From net investment income              (0.16)        (0.18)       (0.22)     (0.33)      (0.08)      (0.05)       --

    From net realized gain                  (2.58)        --           (1.65)     --           --          --          --

       Total distributions                  (2.74)        (0.18)       (1.87)     (0.33)      (0.08)      (0.05)       --

Net asset value, end of period             $13.99        $17.56       $14.63     $14.11      $13.02      $11.44       $10.81

TOTAL RETURN (a)                                          21.38%       18.63%     11.06%      14.57%       6.27%       14.86%

RATIOS AND SUPPLEMENTAL DATA (b)
Net assets, end of period (in
thousands)                                $31,010       $47,450      $42,848    $40,222     $36,736     $31,563       $3,856

Ratio of expenses to average net
assets                                       1.23%         1.18%        1.28%      1.25%       1.20%       1.39%        1.51%

Ratio of net investment income (loss)
to average net assets                        1.13%         0.80%        1.29%      1.55%       2.73%       1.67%        1.40%

Ratio of expenses to average net
assets before voluntary expense
reimbursement                                1.23%         1.18%        1.28%      1.25%       1.20%       1.39%        4.87%

Ratio of net investment income (loss)
to average net assets before
voluntary expense reimbursement              1.13%         0.80%        1.29%      1.55%       2.73%       1.67%       (1.17%)

Portfolio turnover rate                       109%           65%          89%       105%         45%        101%          12%

Average commission paid per equity
share traded (c)                         $0.02274       $0.0284      $0.0262        --          --          --           --

* Inception date was December 14, 1992
(a)  Total returns for periods of less than one year are not annualized.

(b)  Data expressed as a percentage are annualized as appropriate.
(c)  Disclosure required for fiscal years beginning after September 1, 1995.

                       Zweig Equity (Small Cap) Portfolio
                              Financial Highlights

                                                                                                                  Inception *
                                               YEAR ENDED JUNE 30,                                                  through
                                                                                                                    June 30,
                                           1999        1998        1997         1996        1995        1994          1993
                                           ----        ----        ----         ----        ----        ----          ----
       SELECTED PER SHARE DATA

Net asset value, beginning of period
                                          $17.58       $14.85      $13.61       $11.62      $10.65      $10.11       $10.00

Income from investment operations:
Net investment income (loss)
                                            0.10         0.04        0.16         0.11        0.17        0.15         0.05

Net realized and unrealized gain
(loss) on investments                      (1.80)        3.48        2.41         2.04        0.93        0.50         0.06

Total from investment operations           (1.70)        3.52        2.57         2.15        1.10        0.65         0.11

Less distributions:

    From net investment income             (0.04)       (0.14)      (0.14)       (0.16)      (0.06)      (0.11)       --

    From net realized gain                 (3.67)       (0.65)      (1.19)       --          (0.07)      --           --

       Total distributions                 (3.71)       (0.79)      (1.33)       (0.16)      (0.13)      (0.11)       --

Net asset value, end of period            $12.17       $17.58      $14.85       $13.61      $11.62      $10.65       $10.11

TOTAL RETURN (a)                           (9.24%)      23.72%      20.37%       18.69%      10.39%       6.53%        2.02%

RATIOS AND SUPPLEMENTAL DATA (b)
Net assets, end of period (in
thousands)                               $10,994      $14,688     $11,161      $11,698      $8,034      $7,591       $2,116

Ratio of expenses to average net
assets                                      1.54%        1.52%       1.55%        1.55%       1.55%       1.72%        1.61%

Ratio of net investment income (loss)
to average net assets                       0.71%        0.26%       0.97%        1.06%       1.54%       1.75%        0.84%

Ratio of expenses to average net
assets before voluntary expense
reimbursement                               1.65%        1.56%       1.82%        1.83%       1.59%       2.14%        7.29%

Ratio of net investment income (loss)
to average net assets before
voluntary expense reimbursement             0.61%        0.22%       0.70%         .78%       1.50%       1.32%       (1.80%)

Portfolio turnover rate                       76%         113%         59%         101%         67%        249%          15%

Average commission paid per equity
share traded (c)                         $0.0222      $0.0291     $0.0276        --          --          --           --


* Inception date was December 14, 1992
(a)  Total returns for periods of less than one year are not annualized.

(b)  Data expressed as a percentage are annualized as appropriate.
(c)  Disclosure required for fiscal years beginning after September 1, 1995.

The Fund's shares are sold only to separate accounts of Integrity Life Insurance Company and National Integrity Life Insurance Company as an investment medium for their variable annuity contracts.



More information about the Fund is available in its Statement of Additional Information (SAI), which is incorporated by reference into this prospectus, and its annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain a copy of the SAI free of charge, or to request other information, please contact the Fund by telephone at 1-800-325-8583 or by mail at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202.



You can review and copy information about the Fund at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about the Fund at the SEC's Internet site at http://www.sec.gov, or upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20459-6009.



The Legends Fund, Inc. Investment Company Act File No. 811-07084

                             THE LEGENDS FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1999





                                TABLE OF CONTENTS

                                                                            Page

Section 1 - Fund History....................................................
Section 2 - Additional Fund Investment Policies.............................
Section 3 - Management of the Fund..........................................
Section 4 - Principal Holders of Securities.................................
Section 5 - Investment Advisory and Other Services..........................
Section 6 - Portfolio Transactions and Brokerage............................
Section 7 - Purchase, Redemption, and Pricing of Shares.....................
Section 8 - Taxation of the Fund............................................
Section 9 - Calculation of Performance Data.................................
Section 10 - Financial Statements...........................................
Appendix A - Options and Futures............................................



This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for The Legends Fund, Inc. dated November 1, 1999. A copy of the prospectus is available at no charge by writing to the Fund at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, or by calling 1-800-325-8583.

SECTION 1 - FUND HISTORY


The Legends Fund, Inc. (the FUND) was incorporated in Maryland on July 22, 1992 under the name "Integrity Series Fund, Inc." The name was changed to "The Legends Fund, Inc." in November 1992. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT). It is a series-type investment company currently made up of four different portfolios (together "Portfolios," and individually, a "Portfolio"). The Board of Directors of the Fund may establish additional Portfolios at any time.


Integrity Capital Advisors, Inc. (MANAGER), formerly known as ARM Capital Advisors, Inc. serves as investment manager to all the Portfolios of the Fund and has entered into a sub-advisory agreement with a professional adviser for each Portfolio. These advisers are individually called a SUB-ADVISER, and collectively, the SUB-ADVISERS. The Manager provides the Fund with supervisory and management services. ARM Financial Group, Inc. (ARM) is the parent of the Manager.



SECTION 2 - ADDITIONAL FUND INVESTMENT POLICIES



The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to the Manager and the respective Sub-Advisers to each Portfolio, see "Management of the Fund" in the Prospectus and "Investment Management Services" in this SAI.


SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES AND DEPOSITORY RECEIPTS. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio each may invest up to 15% of its net assets in securities of foreign issuers. Many of the foreign securities held by these Portfolios are not registered with the Securities and Exchange Commission (SEC), and their issuers are not subject to its reporting requirements. Therefore, there may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those that apply to U.S.
companies.


Foreign securities are also subject to generally higher commission rates of foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.


Investing in securities of issuers in emerging countries, including certain Asian countries, involves certain considerations not typically associated with investing in securities of U.S. companies, including (1) restrictions on foreign investment and on repatriation of capital, (2) currency fluctuations, (3) the cost of converting foreign currency into U.S. dollars, (4) potential price volatility and lesser liquidity of shares traded on emerging country securities markets and (5) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war. In addition, accounting, auditing, financial and other reporting standards in emerging countries may not be equivalent to U.S. standards, and therefore disclosure of certain material information may not be made and less information may be available to investors investing in emerging countries than in the United States. There is also generally less governmental regulation of the securities industry in emerging countries than in the United States. Many of these countries may have less stable political environments than western democracies. It may also be more difficult to obtain a judgment in a court outside the United States.


Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries may, however, reduce or eliminate the amount of foreign taxes to which a Portfolio would be subject.

Each of the Zweig Asset Allocation Portfolio, Zweig Equity (Small Cap) Portfolio and Scudder Kemper Value Portfolio may invest in American Depository Receipts
(ADRS). Generally, ADRs, in registered form, are in U.S. dollar denominations and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. For example, an ADR evidencing ownership of common stock will be treated as common stock.


ADRs are not subject to the above percentage limitations. ADRs include American Depositary Shares and New York Shares. ADRs may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADRs. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities.


ILLIQUID SECURITIES. Each Portfolio may invest up to 10% (15% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of its net assets in illiquid securities. The term ILLIQUID SECURITIES for this purpose means securities that can't be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Illiquid securities include, among other things, purchased over-the-counter (OTC) options, repurchase agreements maturing in more than seven days and restricted securities other than Rule 144A securities (see below) that a Sub-Adviser has determined are liquid under guidelines established by the Fund's Board of Directors. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula described in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 (1933 ACT). Restricted securities acquired by a Portfolio include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that wouldn't be freely marketable in the United States, aren't considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.


In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities that are sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not the sole determining factor of the liquidity of these investments.

Rule 144A under the 1933 Act establishes a SAFE HARBOR from the registration requirements of the 1933 Act for the resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could adversely affect the marketability of those portfolio securities and a Portfolio might be unable to dispose of the securities promptly or at favorable prices.

The Board of Directors has delegated the function of making day-to-day determinations of liquidity to each Sub-Adviser pursuant to guidelines approved by the Board. Each Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to


(1) the frequency of trades for the security;
(2) the number of dealers that make quotes for the security;
(3) the number of dealers that have undertaken to make a market in the security;
(4) the number of other potential purchasers; and
(5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer).


Each Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the Board of Directors.


SECTION 4(2) PAPER. Commercial paper issues in which the Portfolios may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act, and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the 1933 Act (SECTION 4(2) PAPER). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must also be made through an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.
Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under "Illiquid Securities" above. The Portfolios' percentage limitations on investments in illiquid securities include
Section 4(2) paper other than Section 4(2) paper that the Sub-Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. The Board has delegated to the Sub-Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Sub-Advisers to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require the Sub-Advisers to perform the same monitoring and reporting functions.


U.S. GOVERNMENT SECURITIES: Each Portfolio may purchase U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates) and securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). See "Mortgage-Backed Securities" below.


MORTGAGE-BACKED SECURITIES: The Portfolios may invest in those mortgage-backed securities that are also considered to be U.S. Government securities. Mortgage-backed securities include:



GNMA, FNMA AND FHLMC CERTIFICATES. As described in the Prospectus, the Portfolios may invest in U.S. Government securities, including mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases PASS-THROUGH instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.


Prepayments on mortgages underlying mortgage-backed securities occur when a mortgagor prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. In general, prepayments on mortgage-backed securities will be a function of the relative coupon of the mortgages, the age of the mortgages, and the general level of interest rates in the market. To a limited extent, prepayment rates and, consequently, the average life of an anticipated yield to be realized from a mortgage-backed security can be estimated using statistical models. However, because the actual prepayments of the underlying mortgages vary, it is impossible to predict exactly the yield and average life of a mortgage-backed security.


During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When a Portfolio receives prepayments on mortgage-backed securities, it may reinvest the prepaid amounts in securities the yields of which will reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the mortgage-backed security on which the prepayment is received. In addition, because payments on the underlying mortgages are passed through to the holders of the mortgage-backed securities, if a Portfolio purchases mortgage-backed securities at a premium or a discount, unless it makes certain elections, it will recognize a capital loss or gain when payments of principal are passed through to the Portfolio as a result of regular payments or prepayments on the mortgages in the underlying pool.


The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA CERTIFICATES) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios may purchase are the MODIFIED PASS-THROUGH type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the ISSUER and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration
(FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (PCS) and guaranteed mortgage certificates (GMCS). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHMLC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA issues guaranteed mortgage pass-through certificates (FNMA CERTIFICATES). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.


COLLATERALIZED MORTGAGE OBLIGATIONS. A Collateralized Mortgage Obligation (CMO) is a security issued by a private corporation or a U.S. Government instrumentality which is backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. The Portfolios may invest in only those privately-issued CMOs that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and in CMOs issued by a U.S. Government agency or instrumentality.


Certain issuers of CMOs may be deemed to be investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view, and therefore generally may not invest more than 10% of their respective total assets in such issuers without obtaining appropriate regulatory relief. In reliance on recent Securities and Exchange Commission (SEC) staff interpretations, the Portfolios may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.


REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. When a Portfolio acquires a security from a bank for securities broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a mutually agreed-upon time (generally within seven days) and price. The repurchase price is in excess of the purchase price by an amount reflecting an agreed-upon market rate of return, which is not tied to the coupon rate of the underlying security. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Portfolio may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Portfolio might also incur disposition costs in liquidating the security.


Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes bankrupt. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Sub-Adviser to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Sub-Adviser will review and monitor the creditworthiness of those institutions under the Board's general supervision.


LENDING OF PORTFOLIO SECURITIES Each Portfolio may lend its portfolio securities, provided:



(1) the loans are secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily market-to-market basis in an amount at least equal to the current market value of the securities loaned;
(2) the Portfolio may at any time call the loans and obtain the return of the securities loaned;
(3) the Portfolio will receive an amount in cash at least equal to any interest or dividends paid on the loaned securities; and
(4) the aggregate market value of securities loaned will not at any time exceed 10% (33-1/3% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of the total assets of the Portfolio.


There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Sub-Adviser to be of good standing and when, in the judgment of the Sub-Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. During the period of the loan the Sub-Adviser will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolio will retain authority to terminate any loan at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.


BORROWING: Harris Bretall Sullivan & Smith Equity Growth Portfolio and Scudder Kemper Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. This is the practice known as leveraging. These two Portfolios may borrow money if immediately after such borrowing, the amount of all borrowing is not more than 20% of the market value of the respective Portfolio's assets (including the proceeds of the borrowing), less liabilities. Each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolios' net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds. The borrowing policy is a fundamental policy.


SHORT SALES: Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may engage in short sales. When a Portfolio makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Portfolio replaces the borrowed security. To deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio may, but will not necessarily, receive interest on such proceeds. The Portfolio must pay to the broker any dividends or interest payable on the security until it replaces the security.


The Portfolio's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, the Portfolio will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Portfolio will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Portfolio's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.


If the price of a security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss, and if the price declines during this period, the Portfolio will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Portfolio may have to pay in connection with such short sale.


The Portfolios may enter into short sales AGAINST THE BOX. A short sale is against the box when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short.


WARRANTS: Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may invest in warrants, which are basically an option to purchase securities at a specific price valid for a specific period of time. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. It should also be noted that the prices of warrants do not necessarily move parallel to the prices of the underlying securities. A Portfolio may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those attached to other securities). It should be noted that if the market price of the underlying security never exceeds the exercise price, the Portfolio will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price and the right to purchase the underlying security.


INVESTMENT RESTRICTIONS AND POLICIES


The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to the Manager and the Sub-Advisers to each Portfolio, see "Management of the Fund" in the Prospectus and "Investment Management Services" in this SAI.


INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Portfolio, which cannot be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act of 1940, as amended (the 1940 ACT), as the lesser of: (1) 67% or more of the Portfolio's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Portfolio's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions. Pursuant to such restrictions and policies, no Portfolio may:

 (1) make an investment in any one industry if the investment would cause the aggregate value of the Portfolio's investment in such industry to exceed 25% of the Portfolio's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. GOVERNMENT SECURITIES), certificates of deposit and bankers' acceptances;

 (2) purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Portfolio's total assets would be invested in such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Portfolio may be invested without regard to this limitation;

 (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Portfolio that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

 (4) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Portfolio's total assets taken at cost (10% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio), provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Portfolio that may use options or futures strategies;

(5) make short sales of securities or maintain a short position, except to the extent described in the Prospectus;

(6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(7) purchase or sell commodities or commodity contracts, except to the extent described in the Prospectus and this Statement of Additional Information with respect to futures and related options;

(8)       invest in oil, gas or mineral-related programs or leases;

(9) make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Prospectus and Statement of Additional Information shall not be deemed to be the making of a loan;

(10) purchase any securities issued by any other investment company except (i) by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, (ii) in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company and (iii) purchases of collateralized mortgage obligations or asset-backed securities, the issuers of which are investment companies; or

(11) borrow money or issue senior securities, except that each of Harris Bretall Sullivan & Smith Equity Growth Portfolio and Scudder Kemper Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. Each of these two Portfolios may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will make no further investments until such borrowing is repaid. It is the current intention of each of these two Portfolios not to borrow money in excess of 5% of its assets. A Portfolio may pledge up to 5% (10% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of its total assets as security for such borrowing. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Portfolio.

The following investment restriction may be changed by the vote of the Fund's Board of Directors without shareholder approval:

          No Portfolio will hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the CODE), and the Treasury regulations issued thereunder, on segregated asset accounts used to fund variable annuity contracts.

 OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES


Each of Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may use a variety of financial instruments (HEDGING INSTRUMENTS), including certain options, futures contracts (sometimes referred to as FUTURES) and options on futures contracts, to attempt to hedge the Portfolio's investments or attempt to enhance the Portfolio's income. The particular hedging instruments are described in Appendix A to this SAI.


Hedging strategies can be broadly categorized as SHORT HEDGES and LONG HEDGES. A short hedge is a purchase or sale of a hedging instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a hedging instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.


Conversely, a long hedge is a purchase or sale of a hedging instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a hedging instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.


Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities that a Portfolio owns or intends to acquire. Hedging instruments on stock indices, by contrast, generally are used to hedge against price movements in broad equity market sectors in which the

Portfolio has invested or expects to invest. Hedging instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.



The use of hedging instruments is subject to certain regulations of the SEC, the options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (CFTC) and various state regulatory authorities.


In addition to the products, strategies and risks described below and in the Prospectus, the Sub-Advisers using these techniques expect to discover additional opportunities in connection with options, futures contracts, foreign currency forward contracts and other hedging techniques. These new opportunities may become available as a particular Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency forward contracts or other techniques are developed. The Sub-Advisers may utilize these opportunities to the extent that they are consistent with the respective Portfolio's investment objectives and permitted by the respective Portfolio's investment limitations and applicable regulatory authorities.


SPECIAL RISKS OF HEDGING STRATEGIES. The use of hedging instruments involves special considerations and risks, as described below. Risks pertaining to particular hedging instruments are described in the sections that follow.


- Successful use of most hedging instruments depends upon the Sub-Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the price of individual securities. While the Sub-Advisers using these techniques are experienced in the use of hedging instruments, we can't guarantee that any particular hedging strategy adopted will succeed.


- There might be imperfect correlation, or even no correlation, between price movements of a hedging instrument and price movements of the investments being hedged. For example, if the value of a hedging instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. A lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.


- Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either case, the Portfolio would have been in a better position had it not hedged at all.


- As described below, a Portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (I.E., hedging instruments other than purchased options). If a Portfolio were unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a hedging instrument before it expires or matures depends on there being a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, we can't guarantee that any hedging position can be closed out at a time and price that is favorable to the Portfolio.


COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either:


- an offsetting covered position in securities, currencies or other options or futures contracts; or


- cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided above. Each Portfolio will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.


Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding hedging instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or in segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


PUT, CALL AND INDEX OPTIONS: Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase put and call options listed on a national securities exchange. Put and call options are traded on the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and NYSE.


A Portfolio may purchase a call on securities to effect a CLOSING PURCHASE TRANSACTION, which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligations. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).


Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may write call options if the calls written by any of the Portfolios are COVERED throughout the life of the option. A call is covered if a Portfolio (i) owns the optioned securities, (ii) has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange of securities currently held in the Portfolio or (iii) in the case of options on certain U.S. Government securities or which are settled in cash, the Portfolio maintains, in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value sufficient to meet its obligations under the call. When a Portfolio writes a call on a security, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio loses the opportunity for any gain from an increase in the market price of the underlying security over the exercise price.


Zweig Asset Allocation Portfolio and Scudder Equity (Small Cap) Portfolio also may write listed put options. A Portfolio may write puts only if they are SECURED. Zweig Equity (Small Cap) Portfolio also may write OTC put options. A put is secured if a Portfolio (i) maintains in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price. When a Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. The Portfolio may purchase a put on the underlying security to effect a CLOSING PURCHASE TRANSACTION, except in those circumstances, which are believed by the Sub-Adviser to be rare, when it is unable to do so.


OPTIONS. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "The Fund, Illiquid Securities."


When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Portfolio is recorded as an asset and subsequently adjusted to market value.


The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.


A Portfolio will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Portfolio if the premium, plus commission costs, paid by it to purchase the call or put is less (or greater) than the premium, less commission costs, received by it on the sale of a call or put. A gain will be realized if a call or a put, which the Portfolio has written lapses unexercised, because the Portfolio would retain the premium.


Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase and sell securities index options. One effect of such transactions is to hedge all or part of the Portfolio's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.


A Portfolio's successful use of options on indexes depends upon its ability to predict the direction of the market and is subject to various additional risks. See "Special Risks of Hedging Strategies" above.


Zweig Equity (Small Cap) Portfolio may purchase and write options on the OTC market (OTC OPTIONS). The staff of the SEC has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a PRIMARY DEALER in U.S. Government securities is the other party to an option contract written by a Portfolio and that Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is IN-THE-MONEY). Although the Sub-Advisers do not believe that OTC options are generally illiquid, pending resolution of this issue, the Portfolio will conduct its operations in conformity with the views of the SEC staff.



Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the CONTRA PARTY) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction.


Generally, the OTC debt and foreign currency options are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.


A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, we can't guarantee that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.


If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.


New forms of option instruments are continuing to evolve and each of the Portfolios named above may invest in such new option instruments and variations of existing option instruments, subject to such Portfolio's investment restrictions. Each of Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio will each attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.


The Fund's custodian, or a securities depository acting for it, will act as escrow agent as to the securities on which a Portfolio has written puts or calls, or as to other securities acceptable for such escrow, so that no margin deposit will be required of the Portfolio. Until the underlying securities are released from escrow, they cannot be sold by the Portfolio.

LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the Fund's Board of Directors without shareholder vote:



- Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets; and


- Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio will attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.


FUTURES CONTRACTS AND RELATED OPTIONS: Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase and sell stock index futures contracts and Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may purchase options on such contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates and conditions affecting particular industries may have on the values of securities held in each such Portfolio's portfolio, or which it intends to purchase, and not for the purpose of speculation.


Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Portfolio holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, the Sub-Adviser might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the costs of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.


A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if the market price declines, the Portfolio would pay more than the market price for the underlying securities. The net cost to the Portfolio would be reduced, however, by the premium received on the sale of the put, less any transaction costs.


There is no assurance that it will be possible, at any particular time, to close a futures position. In the event that a Portfolio could not close a futures position and the value of the position declined, the Portfolio would be required to continue to make daily cash payments of maintenance margin. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to conditions in the futures markets because futures markets may have daily market price movement limits for futures contracts. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and a Portfolio does not invest in long-term securities, the Portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of long-term securities in a Portfolio, but the long-term market advances, the Portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Successful use of futures contracts by a Portfolio is subject to the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, currency exchange rates, market prices and other factors affecting markets for debt securities.


A Portfolio may not enter into futures contracts or purchase or write related options unless it complies with rules and interpretations of the Commodity Futures Trading Commission (CFTC) which require, among other things, that futures and related options be used solely for BONA FIDE HEDGING purposes, as defined in CFTC regulations or, alternatively, that the Portfolio will not enter into futures and related options transactions if the sum of the aggregate initial margin deposits on futures contracts and premiums paid for related options exceeds 5% of the market value of the Portfolio's total assets (calculated in accordance with CFTC regulations).


FUTURES. The purchase of futures or call options on those futures can serve as a long hedge, and the sale of futures or the purchase of put options on those futures can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.


Futures strategies also can be used to manage the average duration of a Portfolio. If the Sub-Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option on a futures contract, or purchase a put option on that futures contract. If the Sub-Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option on a futures contract.


No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.


Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking to market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option on a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.


Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Portfolio will trade options on futures on any exchange or board of trade unless, in the Sub-Adviser's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.


Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.


If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, program trading and other investment strategies might result in temporary price distortions.


LIMITATIONS ON THE USE OF FUTURES. A Portfolio will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and margin and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. This guideline can be changed by the Fund's Board of Directors without shareholder vote. This guideline does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures and related options transactions. For purposes of this guideline, options on futures contracts and foreign currency options traded on a commodities exchange will be considered related options.


In addition, the Fund has represented to the CFTC that it:


- will use future contracts, options on futures contracts and foreign currency options traded on a commodities exchange solely in bona fide hedging transactions or, alternatively


- will not enter into futures contracts, options on futures contracts or foreign currency options traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of a Portfolio's total assets (calculated in accordance with CFTC regulations).


FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. The Zweig Asset Allocation Portfolio and the Zweig Equity (Small Cap) Portfolio may use options and futures on foreign currencies, and foreign currency forward contracts as described below to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. These currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. These hedges do not, however, protect against price movements in the securities that are attributable to other causes.



The Portfolios might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or when those hedging instruments are more expensive than certain other hedging instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which the Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.


The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the hedging instruments until they reopen.


Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


SECTION 3 - MANAGEMENT OF THE FUND


Under Maryland law and the Fund's Articles of Incorporation and by-laws, the business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.


Shareholders have the right to vote on the election of members of the Board of Directors of the Fund, on any other matters on which they may be legally entitled to vote, and on any other business that may properly come before a meeting of shareholders. On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolios are required. The Fund does not hold annual meetings of shareholders. Each share of a Portfolio has equal voting, dividend and liquidation rights.


The Board of Directors is responsible for overseeing the management of the Fund's business and affairs and plays a vital role in protecting the interests of the shareholders. Among other things, the Directors approve and review the Fund's contracts and other arrangements and monitor Fund operations. The names, addresses, and ages of the Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are set forth below.


                                      POSITION WITH
NAME, AGE & ADDRESS                   THE FUND         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------                   ---------------  -------------------------------------------
John R. Lindholm (50)*                Chairman of the  President of Integrity Life Insurance Company; President of National
515 W. Market Street                  Board of         Integrity Life Insurance Company since November 1993; Executive Vice
Louisville, KY 40202                  Directors        President Chief Marketing Officer of ARM since July 1993, Chairman and
                                                       Director of the mutual funds in the State Bond Group of mutual funds from
                                                       June 1995 to December 1996.

Chris LaVictoire Mahai (44)           Director         CEO AisleFive, interactive marketing firm; President, clavm, inc. (a firm
425 Portland Avenue                                    that provides consulting, project management and infomediary services to
Minneapolis, MN 55488                                  organizations interested in creating and implementing innovative business, community and marketplace strategies and initiatives) from June 1998 to July
                                                       1999; Poynter Fellow, the Poynter Institute for Media Studies, Board Member
                                                       (Cowles Media) Star Tribune Foundation from September 1992 to June 1998;
                                                       Senior Vice President, Cowles Media Company/ Star Tribune from August 1993 to June 1998; Director of the mutual funds in the State Bond Group of mutual funds from June 1984 to December 1996.

William B. Faulkner (72)              Director         President, William Faulkner & Associates (business and institutional
240 East Plato Blvd.                                   adviser) since 1986.  Director of the mutual funds in the State Bond Group
St. Paul, MN 55107                                     of mutual funds from June 1984 to December 1996.

John Katz (61)                        Director         Investment banker since January 1991; Director of the mutual funds in the
10 Hemlock Road                                        State Bond Group of mutual funds from June 1995 to December 1996.
Hartsdale, NY 10530

Edward J. Haines (51)                 President        Senior Vice President of Marketing for ARM since December, 1993.
515 W. Market Street
Louisville, KY 40202

Kevin L. Howard (35)                  Secretary        Senior Vice President and Counsel of ARM since October 1998; Assistant
515 W. Market Street                                   General Counsel of ARM from January 1994 until October 1998.
Louisville, KY 40202

Barry G. Ward (37)                    Controller       Controller of ARM since June 1996; Accounting Officer of ARM from October
515 W. Market Street                                   1993 until June 1996.
Louisville, KY 40202


                                      POSITION WITH
NAME, AGE & ADDRESS                   THE FUND         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------                   ---------------  -------------------------------------------

Peter Resnik (38)                     Treasurer        Treasurer of ARM since December 1992.
515 W. Market Street
Louisville, KY 40202

Michael A. Cochran (39)               Tax Officer      Tax Officer of ARM since October 1997; Tax Executive for Ernst & Young, LLP
515 W. Market Street                                   from July 1984 until October 1997.
Louisville, KY 40202



* Mr. Lindholm is an INTERESTED PERSON as defined in the 1940 Act by virtue of his position with ARM.


The Fund pays Directors who are not INTERESTED PERSONS of the Fund fees for serving as Directors. During the fiscal year ended June 30, 1999 the Fund paid the Directors who are not interested persons of the Fund a combined total of $42,000 exclusive of expenses. Because the Manager and the Sub-Advisers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager, Integrity, National Integrity or a Sub-Adviser receives any compensation from the Fund for acting as a Director or officer.


The following table sets forth for the fiscal year ended June 30, 1999, compensation paid by the Fund to the non-interested Directors. Directors who are interested persons, as defined in the 1940 Act, receive no compensation from the Fund.



                                                     Pension or
                                                     Retirement                               Total
                                   Aggregate      Benefits Accrued   Estimated Annual     Compensation
                                 Compensation      as Part of Fund     Benefits Upon     From Fund Paid
           Name of Director        From Fund          Expenses          Retirement        to Directors
           ----------------      ------------     ----------------   ----------------    --------------

William B. Faulkner                 $14,000             None                N/A              $14,000

John Katz                           $14,000             None                N/A              $14,000

Chris L. Mahai                      $14,000             None                N/A              $14,000



SECTION 4 - PRINCIPAL HOLDERS OF SECURITIES


All of the outstanding shares of common stock of each Portfolio are owned by Integrity Life Insurance Company's Separate Account II and National Integrity Life Insurance Company's Separate Account II.


The address of the Administrative Office of Integrity Life Insurance Company is 515 West Market Street, Louisville, Kentucky 40202. The address of the Administrative Office of National Integrity Life Insurance Company is 15 Matthews Street, Suite 200, Goshen, NY 10924.

As of June 30,1999, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio of the Fund.


SECTION 5 - INVESTMENT ADVISORY AND OTHER SERVICES


Integrity Capital Advisors, Inc., 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, serves as investment manager to all the Portfolios of the Fund. ARM Financial Group, Inc. (ARM), the parent of the Manager, is a financial services company that provides retail products and services to the long-term savings and retirement market. At June 30, 1999, ARM had $10.4 billion in assets under management and the Manager had investments totaling approximately $192 million under management and fiduciary control.


The Manager acts as the investment manager of each Portfolio pursuant to a management agreement with the Fund (MANAGEMENT AGREEMENT). Under the Management Agreement, the Fund pays the Manager a fee for each Portfolio computed daily and payable monthly, according to the schedule set forth in the Prospectus. The Manager is then responsible under the Management Agreement for paying each Sub-Adviser the sub-advisory fees payable. For the fiscal years ended June 30, 1997, 1998 and 1999, each Portfolio paid the Manager management fees in the amounts set forth below:




                                                                  MANAGEMENT FEE FOR FISCAL YEAR ENDED
                                                                  ------------------------------------

PORTFOLIO                                                      JUNE 30, 1997      JUNE 30, 1998      JUNE 30, 1999
---------                                                      -------------      -------------      -------------
Harris Bretall Sullivan & Smith Equity Growth Portfolio           $160,836            $199,561          $280,242

Scudder Kemper Value Portfolio                                    $164,290            $228,476          $297,742

Zweig Asset Allocation Portfolio                                  $369,657            $394,520          $324,109

Zweig Equity (Small Cap) Portfolio                                $112,524            $135,678          $129,719

---------------------------




Pursuant to the Management Agreement with the Fund, the Manager is responsible for general supervision of the Sub-Advisers, subject to general oversight by the Fund's Board of Directors. In addition, the Manager is obligated to keep certain books and records of the Fund and administer the Fund's corporate affairs. In connection therewith, the Manager furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by the Fund's custodians or transfer and dividend disbursing agent.


Under the terms of the Management Agreement, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by the Manager or ARM Securities Corp., the Fund's distributor. General expenses of the Fund that are not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. In addition to the expenses listed in the Prospectus, expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following):


- filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal or state securities laws and maintenance of those registrations and qualifications;

-    taxes and governmental fees;
- expenses of setting in type and providing a camera-ready copy of prospectuses, statements of additional information and supplements, and reports and proxy materials for existing shareholders; and
- any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or a Portfolio.


The Manager voluntarily limits the expenses of each Portfolio, other than for brokerage commissions and the investment management fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios. For the fiscal years ended June 30, 1997, 1998 and 1999, the Portfolios received reimbursements in the amounts set forth below:




                                                             AMOUNT REIMBURSED FOR FISCAL YEAR ENDED
                                                             ---------------------------------------

PORTFOLIO                                             JUNE 30, 1997       JUNE 30, 1998        JUNE 30, 1999
---------                                             -------------       -------------        -------------
Harris Bretall Sullivan & Smith Equity Growth
Portfolio                                                  --                   --                  --

Scudder Kemper Value Portfolio                             --                   --                  --

Zweig Asset Allocation Portfolio                           --                   --                  --

Zweig Equity (Small Cap) Portfolio                         --                 $5,527              $12,007



Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Manager, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations under the Management Agreement.


The Management Agreement may be renewed from year to year after its initial two-year term so long as its continuance is specifically approved at least annually by the Fund's Board of Directors in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by the Fund or the Manager upon 60 days' prior written notice.


The Manager has entered into a Sub-Advisory Agreement with Sub-Advisers for each Portfolio. A description of each Sub-Adviser is included in the Prospectus. See "Management of the Fund." Each Sub-Advisory Agreement provides that the Sub-Adviser will furnish investment advisory services in connection with the management of each respective Portfolio. In connection with the Sub-Advisory Agreement, the Sub-Adviser is obligated to keep certain books and records of the Fund and the Manager supervises each Sub-Adviser's performance. Each Sub-Adviser is paid by the Manager, not the Fund, in accordance with the schedule set forth in the Prospectus. For the fiscal years ended June 30, 1997, 1998 and 1999, the Manager or its predecessor paid the Sub-Advisers sub-advisory fees in respect of each Portfolio in the amounts set forth below:



                                                      AMOUNT OF SUB-ADVISORY FEE FOR FISCAL YEAR ENDED
                                                      ------------------------------------------------

PORTFOLIO                                          JUNE 30, 1997         JUNE 30, 1998       JUNE 30, 1999
---------                                          -------------         -------------       -------------




Harris Bretall Sullivan & Smith Equity Growth
Portfolio                                            $123,720              $141,321            $173,912

Scudder Kemper Value Portfolio                       $126,377              $161,781            $185,015

Zweig Asset Allocation Portfolio                     $308,047              $312,874            $234,961

Zweig Equity (Small Cap) Portfolio                   $ 96,449              $111,641            $ 99,442


Each Sub-Advisory Agreement may be renewed from year to year after its initial two-year term so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Sub-Advisory Agreement may be terminated by the Fund, the Manager or the respective Sub-Adviser upon 60 days' prior written notice.


COUNSEL. The law firm of Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York 10022, counsel to the Fund, has passed upon the legality of the shares offered by the Fund's prospectus.


CUSTODIAN. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the assets of all of the Portfolios.


TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT. IFTC also acts as transfer agent, dividend disbursing agent and recordkeeping agent.


AUDITORS. Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors for the Fund.


DISTRIBUTOR. ARM Securities Corp., 515 West Market Street, Louisville, Kentucky 40202 serves as distributor for shares of the Fund. ARM Securities Corp. receives no compensation for serving as distributor.

SECTION 6 - PORTFOLIO TRANSACTIONS AND BROKERAGE


Subject to policies established by the Fund's Board of Directors, each Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for that particular Portfolio. As a general matter in executing portfolio transactions, each Sub-Adviser may employ or deal with the brokers or dealers who, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Sub-Adviser will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio that invests in securities traded in the OTC markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.


Certain of the Sub-Advisers are affiliated with registered broker-dealers. From time to time, a portion of one or more Portfolios' brokerage transactions may be conducted with affiliated broker-dealers, subject to the criteria for allocation of brokerage described above. The Fund's Board of Directors has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any broker-dealers by any Portfolio with which they are affiliated are fair and reasonable. Also, due to securities law limitations, the Portfolios will limit purchases of securities in a public offering if an affiliated broker-dealer is a member of the syndicate for that offering. No Portfolio may enter into a transaction with an affiliate of the Manager, Integrity, National Integrity or a Sub-Adviser acting as principal for its own account.


For the fiscal years ended June 30, 1997, 1998 and 1999 the Fund paid the following brokerage commissions with respect to each of the Portfolios:



                                                      BROKERAGE COMMISSIONS PAID DURING THE FISCAL YEAR ENDED
                                                      -------------------------------------------------------

PORTFOLIO                                            JUNE 30, 1997         JUNE 30, 1998          JUNE 30, 1999
---------                                            -------------         -------------          -------------
Harris Bretall Sullivan & Smith Equity Growth
Portfolio                                               $22,892               $30,772                $21,926

Scudder Kemper Value Portfolio                          $61,962               $51,642                $42,712

Zweig Asset Allocation Portfolio                        $74,292               $48,874                $38,966

Zweig Equity (Small Cap) Portfolio                      $15,722               $25,868                $43,452



For the fiscal years ended June 30, 1997, 1998 and 1999, the Fund paid the following brokerage commissions with respect to each of the Portfolios to broker-dealers who are (or were) affiliated persons of those Portfolios. Also presented below for the fiscal years ended June 30, 1998 and 1999 are the brokerage commissions paid to those broker-dealers as a percentage of the combined brokerage commissions paid by each Portfolio and as a percentage of the combined dollar amount of portfolio transactions involving the payment of commissions engaged in by that Portfolio.


                                              FISCAL YEAR ENDED JUNE 30, 1998                FISCAL YEAR ENDED JUNE 30, 1999


                                                                Brokerage Commissions                      Brokerage Commissions

                                   Brokerage                                     As a                                       As a
                                  Commissions                                Percentage of                             Percentage of
                                Paid During the                  As a          Portfolio                   As a          Portfolio
                                  Fiscal Year               Percentage of    Transactions              Percentage of    Transactions
    Affiliated                  Ended June 30,                Aggregate        Involving                 Aggregate       Involving
  Broker-dealer     Portfolio       1997 ($)     Paid ($)     Commission      Commissions    Paid ($)   Commission       Commission
Zweig Securities   Zweig Asset
Corporation        Allocation
                   Portfolio               --        583             1%             --(a)        n/a           n/a              n/a

                   Zweig Equity
                   (Small Cap)
                   Portfolio               --         17          --(a)             --(a)        n/a           n/a              n/a
---------------------------------
(a) Less than 1%.



Transactions in futures contracts are executed through futures commission merchants (FCMS) who receive brokerage commissions for their services. The procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of certain broker-dealers that are affiliated with the Sub-Advisers, are similar to those in effect with respect to brokerage transactions in securities.


The Sub-Advisers may select broker-dealers who provide them with research services (including statistical and economic data and market reports). A Portfolio may pay these broker-dealers commissions that are more than those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided. Research services furnished by brokers through which a Portfolio effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to the Sub-Adviser by brokers in connection with other funds or accounts the Sub-Adviser advises may be used by the Sub-Adviser in advising a Portfolio. Information and research received from these brokers will be in addition to, and not instead of, the services required to be performed by each Sub-Adviser under the Sub-Advisory Agreements. The Portfolios may buy and sell portfolio securities to and from dealers who provide the Portfolio with research services. Portfolio transactions will not be directed to dealers solely on the basis of research services provided.


Investment decisions for each Portfolio and for other investment accounts managed by each Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Portfolio and one or more other accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Portfolio and such other account(s) as to amount, according to a formula deemed equitable to the Portfolio and the other account(s). While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Portfolio is concerned, or on its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.



PORTFOLIO TURNOVER. For reporting purposes, a Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the securities owned by the Portfolio during the fiscal year. Securities that, at the time of purchase, were scheduled to mature in one year or less are excluded. Each Sub-Adviser will adjust the Portfolio's assets as it deems advisable in view of current or anticipated market conditions, and portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable for a Portfolio to purchase or sell securities.



The options activities of a Portfolio may affect its turnover rate, the amount of brokerage commissions paid by a Portfolio and the realization of net short-term capital gains. High portfolio turnover results in greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Purchase, Redemption and Pricing of Shares" and "Taxation of the Fund."


The exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thereby increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those that would apply to direct purchases or sales of portfolio securities.


SECTION 7 - PURCHASE, REDEMPTION AND PRICING OF SHARES


The separate accounts of Integrity and National Integrity buy and sell shares of each Portfolio on each day on which the New York Stock Exchange (NYSE) is open for trading (a BUSINESS DAY). Purchases and sales will be based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the contracts. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of trading (generally 4:00 p.m., Eastern time) on that Business Day. Payment for redemptions is made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.


The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period:


- when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC,
- when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or
-    as the SEC may otherwise permit.

The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.

VALUATION OF SHARES


The net asset value for the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets of each Portfolio are valued as of the close of the NYSE, which generally is 4:00 p.m., Eastern Time, on each Business Day. Each Portfolio's net asset value per share is calculated separately.


For all Portfolios, the net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings which are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that such prices reflect the fair market value of such securities. Money market instruments are valued at market value. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.





All securities quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.



SECTION 8 - TAXATION OF THE FUND



Shares of the Portfolios are currently offered only to Integrity and National Integrity separate accounts that fund variable annuity contracts. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify (or to continue to qualify) for treatment as a regulated investment company
(RIC) under the Code, each Portfolio must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) for such taxable year and must meet several additional requirements. With respect to each Portfolio, these requirements include the following:



- the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock or securities or those currencies (INCOME REQUIREMENT);
- at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer;
- at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and
- the Portfolio must distribute during its taxable year at least 90% of its investment company taxable income plus 90% of its net tax-exempt interest income, if any.



As long as the Portfolio is qualified as a registered investment company, it won't be subject to federal income tax on the earnings that it distributes to shareholders.



Each Portfolio intends to comply with the asset diversification regulations prescribed by the U.S. Treasury Department under the Code. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio may not be treated as annuity, endowment or life insurance contracts under the Code. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Portfolio under the regulations.


The use of hedging and related income strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by each Portfolio eligible to use such strategies. Income from the disposition of foreign currencies and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.


Dividends, interest and other income derived by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on that Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.


The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities.


SECTION 9 - CALCULATION OF PERFORMANCE DATA


Performance information is computed separately for each Portfolio in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.


CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total return with respect to the shares of a Portfolio is a measure of the change in value of an investment in a Portfolio over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Portfolio's shares immediately rather than paid to the investor in cash. The formula for total return with respect to a Portfolio's shares used herein includes four steps:

- adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested;
- calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period;
-    assuming redemption at the end of the period; and
- dividing this account value for the hypothetical investor by the initial $1,000 investment.



Average annual total return is measured by annualizing total return over the period.



PERFORMANCE COMPARISONS. Each Portfolio may from time to time include the total return, the average annual total return and yield of its shares in advertisements or in information furnished to shareholders. Any statements of a Portfolio's performance will also disclose the performance of the respective separate account issuing the contracts.


Each Portfolio may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Portfolio may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS.


Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, including, but not limited to BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.



The performance figures described above may also be used to compare the performance of a Portfolio's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:


The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 381 industrial, 37 utility, 11 transportation and 71 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the NYSE.


The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The NYSE composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the NYSE.


The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index is an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.



The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.




The 50/50 Index assumes a static mix of 50% of the S&P 500 and 50% of the Lehman Brothers Government/Corporate Bond Index.


Other Composite Indices: 70% S&P 500 and 30% NASDAQ Industrial Index; 35% S&P 500 and 65% Salomon Brothers High Grade Bond Index; and 65% S&P 500 and 35% Salomon Brothers High Grade Bond Index.





The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.


The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.




STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.




In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with:


- that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;
-    IBC/Donoghue's Money Fund Report;
- other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI; or
- data developed by the Manager or any of the Sub-Advisers derived from such indices or averages.






SECTION 10 - FINANCIAL STATEMENTS OF THE FUND



Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors of the Fund. Ernst & Young LLP audits the financial statements prepared by Fund management on an annual basis and expresses an opinion on such financial statements based on their audits.



The financial statements for the fiscal year ended June 30, 1999 included in this SAI have been audited by Ernst & Young LLP independent auditors as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                                                      Appendix A
                               OPTIONS AND FUTURES


Certain Portfolios may use the following Hedging Instruments:


OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract under which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time before the expiration of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency upon payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTIONS ON SECURITIES INDEXES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

STOCK INDEX FUTURES CONTRACTS -- A stock index futures contract is a bilateral agreement under which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.


INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rates and foreign currency futures contracts are bilateral agreements under which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.

                                     PART C
                                OTHER INFORMATION


ITEM 23.  FINANCIAL STATEMENTS AND EXHIBITS





      Exhibits:


a.(1). Articles of Incorporation of The Legends Fund, Inc. (formerly Integrity Series Fund, Inc.) (the FUND), the Registrant. Incorporated by reference to the Fund's Registration Statement on Form N-1A filed on August 4, 1992 (File Nos. 33-50434 and 811-7084).



  (2). Articles of Amendment. Incorporated by reference to the Fund's Pre-Effective Amendment No. 1 to the Registration Statement filed on November 12, 1992 (File Nos. 33-50434 and 811-7084).



  (3). Articles Supplementary. Incorporated by reference to the Fund's Pre-Effective Amendment No. 1 to the Registration Statement filed on November 12, 1992 (File Nos. 33-50434 and 811-7084).



  (4). Articles Supplementary filed as of June 14, 1994. Incorporated by reference to the Fund's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12, 1994 (File Nos. 33-50434 and 811-7084).

  (5). Articles of Amendment. Incorporated by reference to the Fund's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on November 5, 1998 (File Nos. 33-50434 and 811-7084).



b. By-Laws of the Fund. Incorporated by reference to the Fund's Registration Statement on Form N-1A filed on August 4, 1992 (File Nos. 33-50434 and 811-7084).



c. See generally Articles V, VII, VIII and IX of the Articles of Incorporation and Articles I, IV, VII and VIII of the By-laws, incorporated herein by reference.



d (1)(a) Management Agreement between the Fund and Integrity Capital Advisors, Inc. (INTEGRITY CAPITAL). Incorporated by reference to the Fund's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on November 5, 1998 (File Nos. 33-50434 and 811-7084).



  (2)(a) Sub-Advisory Agreement between Integrity Capital and Scudder Kemper Investments, Inc. (Scudder Kemper Value Portfolio). Incorporated by reference to the Fund's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on November 5, 1998 (File Nos. 33-50434 and 811-7084).



  (2)(b) Sub-Advisory Agreement between Integrity Capital and Harris Bretall Sullivan & Smith, LLC (Harris Bretall Sullivan & Smith Equity Growth Portfolio). Incorporated by reference to the Fund's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on November 5, 1998 (File Nos. 33-50434 and 811-7084).



  (2)(c) Form of Sub-Advisory Agreement between Integrity Capital and Zweig/Glaser Advisers (Zweig Asset Allocation Portfolio).



  (2)(d) Form of Sub-Advisory Agreement between Integrity Capital and Zweig/Glaser Advisers (Zweig Equity (Small Cap) Portfolio).



e.         Distribution Agreement between the Fund and ARM Securities Corp. .
           Incorporated by reference to the Fund's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on November 5, 1998 (File Nos. 33-50434 and 811-7084).

f.         Not applicable



g.  (1).   Custody, Recordkeeping and Agency Agreement between the Fund and
           Investors Fiduciary Trust Company, as amended Incorporated by reference to the Fund's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12, 1994 (File Nos. 33-50434 and 811-7084).



    (2). Forms of Foreign Sub-Custody Agreement Incorporated by reference to the Fund's Pre-Effective Amendment No. 1 to the Registration Statement filed on November 12, 1992 (File Nos. 33-50434 and 811-7084).



h. (1). Fund Participation Agreement with Integrity Incorporated by reference to the Fund's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12, 1994 (File Nos. 33-50434 and 811-7084).



    (2). Fund Participation Agreement with National Integrity Life Insurance Company (NATIONAL INTEGRITY) Incorporated by reference to the Fund's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12, 1994 (File Nos. 33-50434 and 811-7084).

i. Opinion and Consent of Swidler Berlin Shereff Friedman, LLP* Incorporated by reference to the Fund's Pre-Effective Amendment No. 1 to the Registration Statement filed on November 12, 1992 (File Nos. 33-50434 and 811-7084).



j.         Consent of Ernst & Young LLP, Independent Auditors

k.         Not applicable

l.         Not applicable

m.         Not applicable

n.         Not applicable

o. (1). Power of Attorney for John Katz Incorporated by reference to the Fund's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12, 1994 (File Nos. 33-50434 and 811-7084).

  (2). Powers of Attorney for Chris LaVictoire Mahai and William B. Faulkner. Incorporated by reference to the Fund's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on November 5, 1998 (File Nos. 33-50434 and 811-7084).

* to be filed by post-effective amendment.




ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


         Separate Account II of Integrity and Separate Account II of National Integrity Life Insurance Company (NATIONAL INTEGRITY) own all of the outstanding shares of common stock of Registrant. Fund shares are voted by Integrity and National Integrity in accordance with instructions received from their respective variable annuity contractowners who allocate contributions to the Fund.

         Integrity, an Ohio stock life corporation, owns 100% of the voting securities of National Integrity, a New York stock life corporation. The voting securities of Integrity are 100% owned by Integrity Holdings, Inc., a Delaware corporation, which is a holding company engaged in no active business. The voting securities of Integrity Holdings, Inc. are 100% owned by ARM Financial Group, Inc. (ARM FINANCIAL), a Delaware corporation, which is a holding company. ARM Financial also owns 100% of the voting stock of ARM Securities Corp. (ARMSC), a Minnesota corporation, which is the Distributor of the Fund, is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. In addition, ARM Financial owns 100% of the stock of Integrity Capital (formerly known as ARM Capital Advisors, Inc.), a New York corporation registered with the SEC as an investment adviser; 100% of SBM Certificate Company, a Minnesota corporation registered with the SEC as a face amount certificate company; and 100% of ARM Transfer Agency, Inc., a Delaware corporation.

ITEM 25. INDEMNIFICATION

         ARTICLES OF INCORPORATION OF THE FUND. The Articles of Incorporation of the Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

         BY-LAWS OF THE FUND. The By-Laws of the Fund provide for the indemnification of present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (DISABLING CONDUCT). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

         INSURANCE. The directors and officers of the Fund, Integrity Capital, as investment adviser, and ARMSC, as distributor, are insured under a policy issued by American International Specialty Lines Insurance Company.
The annual limit on such policy is $2 million.

         BY-LAWS OF INTEGRITY CAPITAL. The By-Laws of Integrity Capital provide for the indemnification by Integrity Capital of directors and officers of Integrity Capital and of any person serving at the request of Integrity Capital as a director or officer of another corporation and permits the payment of expenses for covered persons. Thus, the officers and directors of the Fund, Integrity Capital and SBMFS are indemnified by Integrity Capital for their services in connection with the Fund to the extent set forth in the By-Laws.

         Integrity Capital's By-Laws provide, in Article IX, as follows:

         Section 9.01 INDEMNIFICATION. (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which Court of Chancery or such other court shall deem proper.

         (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 9.01(a) and
         (b) of these By-laws, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         (d) Any indemnification under Section 9.01(a) and (b) of these By-laws (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 9.01(a) and (b) of these By-laws. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Corporation.

         (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation pursuant to this Article IX. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

         (f) The indemnification and advancement of expenses provided by, or granted pursuant to, other Sections of this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

         (g) For purpose of this Article IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         (h) For purposes of this Article IX, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

         (i) In indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         Section 9.02 INSURANCE FOR INDEMNIFICATION. The Corporation may purchase and maintain insurance on behalf of or for any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 145 of the General Corporation Law.

         BY-LAWS OF ARMSC. The By-Laws of ARMSC, the principal underwriter for the Fund, provide in Section 4 as follows:

               SECTION 4.01 INDEMNIFICATION. The corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

         AGREEMENTS. The Fund and ARMSC, including each director, officer and controlling person of the Fund and ARMSC, are entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreement filed as Exhibit 9(b) to this Registration Statement, except that the Fund may not indemnify directors, officers and controlling persons who are its Affiliated persons, as defined in Section 2(a)(3) of the 1940 Act. Certain officers and directors of the Fund and ARMSC are officers and directors of Integrity and National Integrity (see Item 28 of this Part C).

UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Integrity Capital, the Fund's investment adviser, is a registered investment adviser providing individual discretionary investment management services and investment advisory services to various categories of institutional and individual clients. The names of the officers and directors of Integrity Capital (or its predecessor, ARM Capital Advisors, Inc.), and their business activities during the past two fiscal years, are set forth below. The principal business address of ARM Financial, the parent of Integrity Capital, is 515 W. Market Street, 8th Floor, Louisville, Kentucky 40202.


NAME                    BUSINESS ACTIVITIES IN PAST TWO FISCAL YEARS
----                    --------------------------------------------
Peter S. Resnik         Treasurer of Integrity Capital since October 1994;
                        Treasurer of ARM Financial since December 1993.

Michael A. Cochran      Tax Officer of Integrity Capital and ARM Financial since
                        October 1997; Senior Manager and Principal of Ernst &
                        Young LLP (and its predecessors) from 1984 - 1997.

Barry G. Ward           Chief Financial Officer and Controller of Integrity
                        Capital since March 1996; Controller and Chief Financial
                        Officer of ARM Financial since October 1993.

OFFICERS AND PARTNERS OR DIRECTORS OF THE SUB-ADVISERS: The names of the officers and partners or directors of the Sub-Advisers for the Portfolios of the Fund, and their business activities during the past two fiscal years, are incorporated herein by reference to their respective Form ADVs, as amended to the date of their most recent filing with the Securities and Exchange Commission
(SEC), as set forth below:

Zweig/Glaser Advisers: Form ADV dated April 13, 1999, SEC File No. 801-35094

Harris Bretall Sullivan & Smith, LLC:  Form ADV dated June 16, 1999, SEC File
  No. 801-55094

Scudder Kemper Investments, Inc.:  Form ADV dated June 16, 1999, SEC File
  No. 801-252

Integrity Capital Advisors, Inc.:  Form ADV dated December 2, 1998, SEC File
  No. 47942

ITEM 27. PRINCIPAL UNDERWRITERS

         (a)   ARMSC is the principal underwriter for Fund shares.

         (b) The names of the principal officers and directors of ARMSC, and their positions with ARMSC and the Fund, are as follows:


                   NAME                          POSITION WITH ARMSC               POSITION WITH THE FUND
                   ----                          -------------------               ----------------------
Edward J. Haines                       President and Director                             President

Dale Bauman                            Vice President                                       None

Robert Bryant                          Vice President                                       None

Ronald Geiger                          Vice President                                       None

William Guth                           Operations Officer                                   None

David L. Anders                        Marketing Officer                                    None

John R. McGeeney                       Compliance Officer, Secretary,                       None
                                       General Counsel and Director

Barry G. Ward                          Controller                                        Controller

Peter S. Resnik                        Treasurer                                          Treasurer

Michael A. Cochran                     Tax Officer                                       Tax Officer

         The principal business address of each person listed above is 515 W. Market Street, 8th Floor, Louisville, Kentucky 40202.

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, will be maintained by ARM Financial, parent of Integrity Capital, at its offices at 515 W. Market Street, 8th Floor, Louisville, Kentucky 40202, or with its custodian, Investors Fiduciary Trust Company, at its offices at 127 West Tenth Street, Kansas City, Missouri 64105.

ITEM 29. MANAGEMENT SERVICES

      Not applicable.

ITEM 30. UNDERTAKINGS

      Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 30th day of August, 1999.

                                        THE LEGENDS FUND, INC.
                                              (Registrant)


                                        By:   /s/ Edward Haines
                                            ----------------------------------
                                                  Edward Haines
                                                  Title:  President

         Pursuant to the requirement of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURES                          TITLE                                DATE
----------                          -----                                ----
/s/ Edward Haines            President
------------------------     (Principal Executive Officer)              8/30/99
Edward Haines

/s/ Peter Resnik             Treasurer
------------------------     (Principal Financial Officer)              8/30/99
Peter Resnik

/s/ Barry G. Ward            Controller
------------------------     (Principal Accounting Officer)             8/30/99
Barry G. Ward

       *                     Director                                   8/30/99
------------------------
William B. Faulkner

       *                     Director                                   8/30/99
------------------------
John Katz

/s/ John R. Lindholm         Director                                   8/30/99
------------------------
John R. Lindholm

       *                     Director                                   8/30/99
------------------------
Chris LaVictoire Mahai


*This Amendment has been signed by each of the persons so indicated by me the undersigned as Attorney-in-Fact.


By  /s/ Kevin L. Howard                                                 8/30/99
------------------------
      Attorney-in-Fact


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